KRAMER LEVIN NAFTALIS & FRANKEL LLP

                                919 THIRD AVENUE

                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                              47, Avenue Hoche
FAX (212) 715-8000                                                 75008 Paris
                                                                     France

                                 April 29, 2002



Investec Funds
1055 Washington Blvd., 3rd Floor
Stamford, Connecticut  06901

                  Re:      Investec Funds
                           Post-Effective Amendment No. 31
                           File No. 33-75340; ICA No. 811-8360

Gentlemen:

     We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 31 to Registration Statement No. 33-75340 on Form N-1A.

                                Very truly yours,
                                ---------------------------------------
                               /s/ Kramer Levin Naftalis & Frankel LLP